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Exhibit 99.2

        To be effective, this Form of Election and Letter of Transmittal must be received by the Exchange Agent (identified below) no later than 5:00 p.m., New York City time, on [    ], 2005, together with (1) the certificate(s) representing all common shares of Premcor to which this Form of Election and Letter of Transmittal relates or (2) a properly completed Guarantee of Delivery with respect to the certificate(s). Delivery of Premcor common shares may also be made by book-entry transfer to the Exchange Agent's account at the Depository Trust Company ("DTC"). See General Instruction 15.

FORM OF ELECTION
AND
LETTER OF TRANSMITTAL

to accompany certificates representing
common shares, $0.01 par value per share, of

PREMCOR INC.

Please read and follow the accompanying instructions carefully and deliver to:
Computershare Trust Company of New York, the Exchange Agent

by mail:	by hand:	by overnight courier:
Computershare Trust Company of New York Wall Street Station P.O. Box 1010 New York, NY 10268-1010	Computershare Trust Company of New York Wall Street Plaza 88 Pine Street, 19th Floor New York, NY 10005	Computershare Trust Company of New York Wall Street Plaza 88 Pine Street, 19th Floor New York, NY 10005

        Facsimile Transmission:    (212) 701-7636 (Eligible Institutions Only)

        For further information:    call the Exchange Agent toll-free at (800) 245-7630 or
the Georgeson Shareholder Communications,
the Information Agent, at (866) 781-5469

Name(s) of Record Holder(s) as Shown on the Certificate(s) and Address(es) of Such Record Holder(s)*	Certificate(s) Being Surrendered (Attach Additional List if Necessary)
DESCRIPTION OF PREMCOR COMMON SHARES SURRENDERED

	Certificate Number**	Number of Shares Represented by Each Certificate (or Covered by a Guarantee of Delivery)

Total Shares

* For a delivery using the Guarantee of Delivery procedures, please fill in exactly as name(s) will appear on the certificate(s) when delivered.
** Certificate numbers are not required if certificates will be delivered using the Guarantee of Delivery procedures.

        Pursuant to the Agreement and Plan of Merger, dated as of April 24, 2005 (as the same may be amended from time to time, the "Merger Agreement"), by and between Valero Energy Corporation ("Valero") and Premcor Inc. ("Premcor"), the undersigned hereby surrenders to the Exchange Agent the certificate(s) representing the common shares, $0.01 par value per share, of Premcor (the "Premcor common shares") owned of record by the undersigned as set forth herein, and hereby elects (the "Election"), in the manner indicated below, to have the Premcor common shares evidenced by that certificate(s) converted into the right to receive for each Premcor common share:

          (a)   0.99 shares of Valero common stock, par value $0.01 per share (the "Valero common stock"), plus cash in lieu of fractional shares (the "Stock Consideration"), subject to adjustment as described in the proxy statement/ prospectus dated [            ], 2005 (the "Proxy Statement") and set forth in the Merger Agreement (the "Stock Election");

          (b)   $72.76 in cash (the "Cash Consideration," and, together with the Stock Consideration, the "Merger Consideration"), subject to adjustment as described in the Proxy Statement and the Merger Agreement (the "Cash Election"); or

          (c)   the Cash Consideration with respect to a portion of the undersigned's whole Premcor common shares evidenced by that certificate(s) as designated by the undersigned and the Stock Consideration with respect to the balance of the undersigned's whole Premcor common shares evidenced by that certificate(s), subject to adjustment as described in the Proxy Statement and the Merger Agreement (the "Mixed Election").

        If the undersigned does not mark one of the election boxes below, the undersigned will be deemed to have indicated no preference as to the receipt of Cash Consideration or Stock Consideration (a "Non-Election") and will receive Merger Consideration based on the results of the allocation procedures set forth in the Merger Agreement and described in the Proxy Statement.

        The undersigned understands that the Election is subject to certain terms, conditions and limitations set forth in the Merger Agreement and described in the Proxy Statement. A copy of the Merger Agreement is attached to the Proxy Statement as Annex A. These terms, conditions and limitations include, but are not limited to, the fact that pursuant to the allocation procedures described in the Proxy Statement and set forth in the Merger Agreement, holders may be subject to a proration process in which a holder receives for such holder's Premcor common shares an aggregate amount of Cash Consideration and Stock Consideration other than that which such holder has elected. All Elections are subject to the allocation procedures set forth in Section 3.1 of the Merger Agreement. The allocation procedures are described under the caption "The Merger—Procedures for Premcor Stockholders to Make Elections" in the Proxy Statement. Holders of Premcor common shares are urged to read the Merger Agreement and the Proxy Statement in their entirety before completing this Form of Election and Letter of Transmittal.

        The undersigned understands that the definitive terms pursuant to which the Merger will be effected in accordance with the Merger Agreement, including the amount and form of consideration to be received by holders of Premcor common shares, the effect of this Form of Election and Letter of Transmittal, and certain conditions to the consummation of the Merger, are summarized in the Proxy Statement, and all of those definitive terms and conditions are set forth in full in the Merger Agreement. The undersigned also understands that different tax consequences may be associated with each of the election options, and the undersigned is aware that those consequences are summarized in general terms in the Proxy Statement section entitled "The Merger—Material Federal Income Tax Consequences of the Merger."

        The undersigned hereby makes the following election for the undersigned's Premcor common shares owned of record and surrendered herewith:

ELECTION

Check one of the boxes below:

☐    Stock Election

☐    Cash Election

☐    Mixed Election—Convert:

               Whole Premcor common shares into Cash Consideration; and all remaining whole Premcor common shares into Stock Consideration

The undersigned may be deemed to have made a Non-Election if, with respect to any Premcor common shares held thereby:

          (a)   None of the above Elections is made; or

          (b)   More than one of the above Elections is made; or

          (c)   The undersigned fails to follow the instructions on this Form of Election and Letter of Transmittal (including failure to submit share certificate(s), confirmation of a book-entry transfer of the shares into the Exchange Agent's account at DTC or a Guarantee of Delivery) or otherwise fails to properly make an election; or

          (d)   A completed Form of Election and Letter of Transmittal (including submission of the holder's share certificate(s), confirmation of a book-entry transfer of the shares at DTC or a Guarantee of Delivery) is not received by the Exchange Agent by 5:00 p.m., New York City time on [            ] (the "Election Deadline"); or

          (e)   The undersigned returns this Form of Election and Letter of Transmittal with a Guarantee of Delivery, but does not deliver the share certificate(s) representing the shares for which the Election is being made, or such shares are not the subject of a confirmation of a book-entry transfer of the shares into the Exchange Agent's account at DTC, within three New York Stock Exchange trading days after the Election Deadline.

        In order to receive the Merger Consideration, (i) this Form of Election and Letter of Transmittal must be completed and signed in the space in the box on page 5 labeled "Stockholder(s) Sign Here", (ii) the undersigned must complete and sign the Substitute Form W-9 (or if the undersigned is not a United States person for United States federal income tax purposes, a Form W-8BEN, or W-8ECI, or W-8IMY, as applicable and as discussed under "Important Tax Information") and (iii) this Form of Election and Letter of Transmittal along with the Substitute Form W-9 (or if the undersigned is not a United States person for United States federal income tax purposes, a Form W-8BEN, or W-8ECI, or W-8IMY, as applicable and as discussed under "Important Tax Information") must be mailed or delivered with the holder's share certificate(s), or a Guarantee of Delivery to the Exchange Agent, to either of the addresses (or the facsimile number solely with respect to a Guarantee of Delivery) set forth above. Delivery of Premcor common shares may also be made by book-entry transfer of the shares to the Exchange Agent's account at DTC. In order to properly make an Election, the Form of Election, Letter of Transmittal along with the holder's share certificate(s), or a Guarantee of Delivery and other required documents must be received by the Exchange Agent prior to the Election Deadline. If this Form of Election and Letter of Transmittal is not completed and received, along with the holder's share certificate(s), or a Guarantee of Delivery, by the Exchange Agent pursuant to the instructions herein prior to the Election Deadline, the undersigned will be deemed to have made a Non-Election. Valero will notify the Exchange Agent of any extension of the Election Deadline by oral notice (promptly confirmed in writing) or written notice, and will make a press release or other public announcement of that extension prior to 9:00 a.m., New York City time on the next business day following the previously scheduled Election Deadline.

        The undersigned hereby acknowledges receipt of the Proxy Statement and agrees that all Elections, instructions and orders in this Form of Election and Letter of Transmittal are subject to the terms and conditions of the Merger Agreement, the Proxy Statement and the instructions applicable to this Form of Election and Letter of Transmittal. The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be, as of the effective time of the Merger, the record holder of the Premcor common shares represented by the share certificate(s) surrendered herewith, with good title to those Premcor common shares and full power and authority (i) to sell, assign and transfer those Premcor common shares free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims and (ii) to make the Election indicated herein. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of those Premcor common shares.

        The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the Merger Agreement and the instructions hereto. The undersigned hereby authorizes and instructs the Exchange Agent to deliver the certificate(s) covered hereby, and to receive on the undersigned's behalf, in exchange for the Premcor common shares represented by that certificate(s), any check and/or any certificate(s) for Valero common stock issuable to the undersigned. Furthermore, the undersigned authorizes the Exchange Agent to follow any Election and to rely upon all representations, certifications and instructions contained in this Form of Election and Letter of Transmittal. All authority conferred or agreed to be conferred in this Form of Election and Letter of Transmittal is binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and is not affected by, and survives, the death or incapacity of the undersigned.

        Record holders of Premcor common shares who are nominees only may submit a separate Form of Election and Letter of Transmittal for each beneficial holder for whom that record holder is a nominee; provided, however, that at the request of Valero, that record holder must certify to the satisfaction of Valero that the record holder holds those shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for whom a Form of Election and Letter of Transmittal is submitted will be treated as a separate holder of Premcor common shares, subject to the provisions concerning joint elections.

        Completing and returning this Form of Election and Letter of Transmittal does not have the effect of casting a vote with respect to adoption of the Merger Agreement and approval of the related transactions at the special meeting of stockholders of Premcor.

Guarantee of Delivery
(to be used only as to Certificates not transmitted herewith)
(see Instruction 15)

The undersigned (check applicable box),

☐
a member of a registered national securities exchange,

☐
a member of the National Association of Securities Dealers, Inc., or

☐
a commercial bank or trust company in the United States,

guarantees to deliver to the Exchange Agent either all of the certificate(s) for Premcor common shares to which this Form of Election and Letter of Transmittal relates, or such of those certificates as are identified below, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Premcor, no later than 5:00 p.m., New York City time, on the third New York Stock Exchange trading day after the Election Deadline.

Certificate No.	Shares Represented by Each Certificate

☐
Check here if Premcor common shares will be delivered via book-entry transfer to the Exchange Agent's account at DTC.

(Firm—Please Print)

(Authorized Signature)

(Address)

(Daytime Area Code and Telephone Number)

(Dated)	, 200

Special Issuance Instructions
(see Instructions 4 & 6)

To be completed only if the check is to be made payable to, and/or the certificate(s) for Valero common stock is to be issued in the name of, someone other than the record holder(s) of the Premcor common shares or the name of the record holder(s) needs to be corrected or changed.

Issue:	☐	Certificate	☐	Check to:
Name:
(Please Print)
Address:

(Include Zip Code)

(Tax Identification Number or Social Security Number)

Special Delivery Instructions
(see Instructions 4 & 6)

To be completed only if the check is to be made payable to, and/or the certificate(s) for Valero common stock are to be issued in the name of, the record holder(s) of the Premcor common shares but are to be sent to another person or to an address other than as set forth beneath the record holder's signature on this Form of Election and Letter of Transmittal.

Check or certificate(s) for Valero common stock to be delivered to:*

Name:
(Please Print)
Address:

(Include Zip Code)

* Please attach additional sheets if necessary.

Stockholder(s) Sign Here
(also complete Substitute Form W-9 below)

Please sign exactly as your name(s) appear(s) on your certificate(s). If this is a joint election, each person covered by this Form of Election and Letter of Transmittal must sign personally.

A check(s) or certificate(s) for Valero common stock will be issued only in the name of the person(s) submitting this Form of Election and Letter of Transmittal and will be mailed to the address set forth beneath the person's signature unless the Special Delivery or Special Issuance Instructions are completed.

(Signature(s) of owner(s)—see Instruction 5)

Dated:	, 200

Social Security or other Tax Identification Number

If signature is by a person(s) other than the record holder(s) and in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other persons(s) acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.

Name:
(please print)
Capacity:

Address:

(include zip code)

Daytime Telephone Number: (    )

Signature Guarantee
(if required by Instruction 4 or 6)
Apply signature guarantee medallion below

The undersigned hereby guarantees the signature(s) which appear(s) on this Form of Election.

Dated:	, 200

Name of eligible institution issuing Guarantee

Note: in the event that the check and/or certificate representing Valero common stock is to be issued in exactly the name of the record holder as inscribed on the surrendered Premcor share certificate(s), the surrendered certificate(s) need not be endorsed and no guarantee of the signature on this Form of Election and Letter of Transmittal is required.

INSTRUCTIONS

        This Form of Election and Letter of Transmittal is to be completed and submitted to the Exchange Agent prior to the Election Deadline by those holders of Premcor common shares desiring to make an Election. It also may be used, following consummation of the Merger, as a letter of transmittal to accompany the surrender of Premcor common shares to be exchanged for the Merger Consideration for holders of Premcor common shares who do not complete and submit the Form of Election and Letter of Transmittal prior to the Election Deadline, although any such Premcor common shares so surrendered will be treated as Non-Election Shares for all purposes of the Merger Agreement. Holders of Premcor common shares who do not complete and submit this Form of Election and Letter of Transmittal prior to the Election Deadline cannot make an Election. They will be deemed to have made a Non-Election and will receive Merger Consideration based on the results of the allocation procedures set forth in the Merger Agreement and described in the Proxy Statement. Until a record holder's share certificate(s) or confirmation of a book-entry transfer of the shares into the Exchange Agent's account at DTC, is received by the Exchange Agent at either of the addresses (or the facsimile number solely with respect to a Guarantee of Delivery) set forth on the front of this Form of Election and Letter of Transmittal, together with any other documents the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, the holder will not be deemed to have made a valid Election and will be deemed to have made a Non-Election and will not receive any certificate representing the Stock Consideration and/or check representing the Cash Consideration or check representing cash in lieu of fractional shares (if any) in exchange for the holder's share certificate(s). No interest will accrue on the Cash Consideration or any cash in lieu of fractional shares. Holders of Premcor common shares receiving Stock Consideration will be entitled to any dividends or other distributions with respect to Valero common stock which have a record date and are paid after the effective time of the Merger.

        1.    Time in Which to Make an Election.    For an Election to be validly made with respect to Premcor common shares owned by a holder, the Exchange Agent must receive, at either of the addresses set forth on the front of this Form of Election and Letter of Transmittal, prior to the Election Deadline, this Form of Election and Letter of Transmittal, properly completed and executed, and accompanied by the certificates representing such Premcor common shares, confirmation of a book-entry transfer of the Premcor common shares at DTC contained in an "Agent's Message" or by a Guarantee of Delivery. Any stockholder whose Form of Election and Letter of Transmittal and certificates (or confirmation of a book-entry transfer of the Premcor common shares at the Exchange Agent's account at DTC or Guarantee of Delivery) are not so received will be deemed to have made a Non-Election. In the event Premcor common shares covered by a Guarantee of Delivery are not received (or are not the subject of a confirmation of a book-entry transfer of the Premcor common shares at the Exchange Agent's account at DTC contained in an "Agent's Message") within three New York Stock Exchange trading days after the Election Deadline, unless that deadline has been extended in accordance with the terms of the Merger Agreement, the holder thereof will be deemed to have made a Non-Election. As used herein, the term "Agent's Message" means a message, transmitted by DTC, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgement from the DTC participant delivering the Premcor common shares, that such participant has received and agreed to be bound by this Form of Election and Letter of Transmittal and that Valero may enforce such agreement against the participant.

        2.    Change or Revocation of Election.    Any holder of Premcor common shares who has made an Election by submitting a Form of Election and Letter of Transmittal to the Exchange Agent may at any time prior to the Election Deadline change that holder's Election by submitting to the Exchange Agent a revised Form of Election and Letter of Transmittal, properly completed and signed, that is received by the Exchange Agent prior to the Election Deadline. Any holder of Premcor common shares may at any time prior to the Election Deadline revoke the Election and withdraw the certificate(s) for the holder's Premcor common shares deposited with the Exchange Agent by written notice to the Exchange Agent received prior to the Election Deadline. After the Election Deadline, a holder of Premcor common shares may not change the Election and may not withdraw his or her certificate(s) unless the Merger Agreement is terminated.

        3.    Nominees.    Record holders of Premcor common shares who are nominees only may submit a separate Form of Election and Letter of Transmittal for each beneficial owner for whom the record holder is a nominee; provided, however, that at the request of Valero the record holder must certify to Valero's satisfaction that the record holder holds those Premcor common shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for which a Form of Election and Letter of Transmittal is submitted will be treated as a separate holder of Premcor common shares.

        4.    Guarantee of Signatures.    No signature guarantee is required on this Form of Election and Letter of Transmittal if this Form of Election and Letter of Transmittal is signed by the record holder(s) of the Premcor common shares tendered herewith, and the certificate representing Valero common stock and/or the check, if applicable, are to be issued to that record holder(s) without any correction or change in the name of the record holder(s). IN ALL OTHER CASES, ALL SIGNATURES ON THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL MUST BE GUARANTEED. All signatures required to be guaranteed in accordance with these instructions must be guaranteed by a bank, broker or other institution that is a member of a Medallion Signature Guaranty Program. Public notaries cannot execute acceptable guarantees of signatures.

        5.    Signatures on Form of Election and Letter of Transmittal, Stock Powers and Endorsements.

          (a)   If this Form of Election and Letter of Transmittal is signed by the record holder(s) of the certificate(s) tendered hereby without any alteration, variation, correction or change in the name of the record holder(s), the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever. In the event the name of the record holder(s) needs to be corrected or has changed (by marriage or otherwise), see Instruction 6.

          (b)   If any Premcor common shares tendered hereby are held of record by two or more joint holders, each of the joint holders must sign this Form of Election and Letter of Transmittal.

          (c)   If this Form of Election and Letter of Transmittal is signed by the record holder(s) of the share certificate(s) listed and transmitted hereby, no endorsements of the certificate(s) or separate stock powers are required.

          (d)   If any surrendered Premcor common shares are registered in different names on several share certificates, it will be necessary to complete, sign and submit as many separate Forms of Election and Letters of Transmittal as there are different registrations of share certificates.

          (e)   If this Form of Election and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name of the record holder(s) appears on the certificate(s). Signatures on the certificate or stock powers must be guaranteed. See Instruction 4.

          (f)    If this Form of Election and Letter of Transmittal or any share certificate(s) or stock power(s) is signed by a person(s) other than the record holder(s) of the share certificate(s) listed and the signer(s) is acting in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person(s) acting in a fiduciary or representative capacity, that person(s) must so indicate when signing and must submit proper evidence satisfactory to the Exchange Agent of authority to so act.

        6.    Special Issuance and Delivery Instructions.    Unless instructions to the contrary are given in the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions," the certificate representing Valero common stock and/or the check to be distributed upon the surrender of Premcor common shares pursuant to this Form of Election and Letter of Transmittal will be issued in the name and mailed to the address of the record holder(s) set forth in the box entitled "Description of Premcor Common Shares Surrendered." If the certificate and/or check are to be issued in the name of a person(s) other than the record holder(s) or if the name of the record holder(s) needs to be corrected or changed (by marriage or otherwise), the box entitled "Special Issuance Instructions" must be completed. If the certificate and/or check are to be sent to a person(s) other than the record holder(s) or to the record holder(s) at an address other than that shown in the box entitled "Description of Premcor Common Shares Surrendered," the box entitled "Special Delivery Instructions" must be completed. If the box entitled "Special Issuance Instructions" is completed, or the box entitled "Special Delivery Instructions" is completed other than for the sole purpose of changing the address of the record holder(s), the signature(s) of the person(s) signing this Form of Election and Letter of Transmittal must be guaranteed. See Instruction 4.

        7.    Substitute Form W-9.    Each tendering Premcor stockholder is required to provide the Exchange Agent with the stockholder's correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on the Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A tendering stockholder must cross out item (2) in the Certification box of the Substitute Form W-9 if such stockholder is subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the Substitute Form W-9 may subject the tendering stockholder to 28% federal income tax backup withholding on any reportable payments made to such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 28% from any reportable payments made to to such stockholder. A tendering stockholder that is not a United States person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to that stockholder's exempt status.

        8.    Inadequate Space.    If there is inadequate space to complete any box or to sign this Form of Election and Letter of Transmittal, the information or signatures required to be provided must be set forth on additional sheets substantially in the form of the corresponding portion of this Form of Election and Letter of Transmittal and attached to this Form of Election and Letter of Transmittal.

        9.    Indication of Certificate Numbers and Shares.    This Form of Election and Letter of Transmittal should indicate the certificate number(s) of the certificate(s) representing the Premcor common shares covered hereby and the number of shares represented by each certificate.

        10.    Method of Delivery.    The method of delivery of all documents is at the option and risk of the holder of Premcor common shares. If delivery is by mail, the use of registered mail, with return receipt requested, properly insured, is strongly recommended. A return envelope is enclosed. It is suggested that this Form of Election and Letter of Transmittal be hand delivered or mailed to the Exchange Agent as soon as possible. Delivery of the documents will be deemed effective, and risk of loss and title with respect thereto will pass, only when materials are actually received by the Exchange Agent.

        11.    Payment Will be Made by a Single Check or Certificate.    Normally, a single check and/or a single certificate representing Valero common stock will be issued; however, if for tax purposes or otherwise a holder wishes to have the certificates issued in particular denominations, explicit written instructions to the Exchange Agent should be provided. Holders participating in a joint election will receive a single check or share certificate for the holders' Premcor common shares.

        12.    Lost Certificates.    If any certificate representing Premcor common shares has been lost, stolen or destroyed, the holder should notify Premcor's transfer agent in writing and await instructions as to how to proceed. Premcor's transfer agent is the America Stock Transfer and Trust Company, telephone (718) 921-8200.

        13.    Non-Consummation of Merger.    Consummation of the Merger is subject to the required approval of the stockholders of Premcor, to the receipt of all required regulatory approvals and to the satisfaction of certain other conditions. No payments related to any surrender of the certificate(s) will be made prior to the consummation of the Merger, and no payments will be made to shareholders if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Elections will be void and of no effect and certificates submitted to the Exchange Agent will be returned as soon as practicable to the persons submitting them.

        14.    Voting Rights, Dividends and Dissenters' Rights.    Holders of Premcor common shares will continue to have the right to vote and to receive all dividends paid on all Premcor common shares deposited by them with the Exchange Agent until the Merger becomes effective. Any Form of Election and Letter of Transmittal submitted by a stockholder who exercises dissenter's appraisal rights under Delaware law will be invalid and will be rejected. If a dissenting stockholder ceases to be a dissenting stockholder but does not submit a valid Form of Election and Letter of Transmittal prior to the Election Deadline, each Premcor common share held by that dissenting stockholder will be treated as a share for which the stockholder has indicated no preference as to the Stock Consideration or Cash Consideration.

        15.    Guarantee of Delivery.    Holders of Premcor common shares whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent or cannot complete the procedure for delivery of Premcor common shares by book-entry transfer into the Exchange Agent's account at DTC prior to the Election Deadline, may deliver their Premcor common shares by properly completing and duly executing a Guarantee of Delivery if (1) the Guarantee of Delivery is made by or through a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company in the United States, (2) prior to the Election Deadline, the Exchange Agent receives a properly completed and duly executed Guarantee of Delivery, as provided herein, together with a properly completed and duly executed Form of Election and Letter of Transmittal and any other documents required by the Form of Election and Letter of Transmittal; and (3) the certificates for all the Premcor common shares covered by the Guarantee of Delivery, in proper form for transfer (or confirmation of a book-entry transfer of such Premcor common shares into the Exchange Agent's account at DTC), are received by the Exchange Agent within three New York Stock Exchange trading days after the Election Deadline. If the above requirements are not satisfied in a timely manner, the holder will be deemed to have made a Non-Election.

        16.    Construction.    All Elections will be considered in accordance with the terms and conditions of the Merger Agreement.

        All questions with respect to the Form of Election and Letter of Transmittal (including, without limitation, questions relating to the timeliness, effectiveness or revocation of any election) will be resolved by Valero in its sole discretion and such resolution will be final and binding.

        With the consent of Valero, the Exchange Agent may (but is not required to) waive any immaterial defects or variances in the manner in which the Form of Election and Letter of Transmittal has been completed and submitted so long as the intent of the holder of Premcor common shares submitting the Form of Election and Letter of Transmittal is reasonably clear. Neither the Exchange Agent nor Valero is under any obligation to provide notification of any defects in the deposit and surrender of any certificate(s) formerly representing Premcor common shares, nor shall the Exchange Agent or Valero be liable for any failure to give any such notification.

        17.    Miscellaneous.    No fraction of a share of Valero common stock will be issued upon the surrender for exchange of a certificate(s) for Premcor common shares. In lieu of fractional shares, an amount of cash determined under a formula set forth in the Merger Agreement will be paid by check.

        Completing and returning this Form of Election and Letter of Transmittal does not have the effect of casting a vote with respect to adoption of the Merger Agreement at the special meeting of stockholders of Premcor. To vote on the Merger, please consult the Proxy Statement.

        18.    Questions and Requests for Information.    Questions and requests for information or assistance relating to this Form of Election and Letter of Transmittal should be directed to Georgeson Shareholder Communications, as Information Agent, at (866) 781-5469. Additional copies of the Proxy Statement and this Form of Election and Letter of Transmittal may be obtained by calling Georgeson Shareholder Communications, at the number above, or the Altman Group, Inc., at (800) 591-8254.

The Exchange Agent is:
COMPUTERSHARE TRUST COMPANY OF NEW YORK

Call Toll Free:
(800) 245-7630

IMPORTANT TAX INFORMATION

        Each Premcor stockholder is required to provide the Exchange Agent with such stockholder's correct TIN on the Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such stockholder is an individual, the TIN is generally such stockholder's social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, reportable payments made to such stockholder may be subject to backup withholding and the stockholder may be subject to a penalty imposed by the Internal Revenue Service.

        Certain stockholders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt stockholders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (instead of a Substitute Form W-9), signed under penalties of perjury, attesting to such stockholder's status as a foreign person. Stockholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

        If backup withholding applies, the Exchange Agent is required to withhold 28% of any reportable payments made to the stockholder or other payee. Backup withholding is not an additional federal income tax. If the required information is furnished to the Internal Revenue Service in a timely manner, the federal income tax liability of persons subject to backup withholding may be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

        To prevent backup withholding on any payments that are made in connection with the Merger to a stockholder that is a United States person, the stockholder is required to provide the Exchange Agent with (i) the stockholder's correct TIN by completing the Substitute Form W-9 below, certifying (x) that the TIN provided on the Substitute Form W-9 is correct (or that the stockholder is awaiting a TIN), (y) that (A) the stockholder is exempt from backup withholding, (B) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding, and (z) that such stockholder is a U.S. person (including a U.S. resident alien), or (ii) if applicable, an adequate basis for exemption. As indicated above, a stockholder that is a foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (instead of a Substitute W-9), signed under penalties of perjury, attesting to such shareholder's status as a foreign person.

What Number to Give the Exchange Agent

        The stockholder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record holder of the Premcor common stock tendered by this Letter of Transmittal. If the shares of Premcor common stock are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

The Substitute Form W-9 BELOW must be completed and signed by each tendering Premcor stockholder that is a United States person for United States federal income tax purposes. PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER ("TIN") AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

Substitute Form W-9
Department of the Treasury Internal Revenue Service
Payer's Request for TIN and Certification

Name:

Please check the appropriate box indicating your status: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other	☐ Exempt from backup withholding

Address (number, street, and apt. or suite no.)

City, state, and ZIP code

  Part I TIN

PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write "Applied For" in this Part I, complete the "Certificate Of Awaiting Taxpayer Identification Number" below and see "IMPORTANT TAX INFORMATION".	Social Security Number OR Employer Identification Number

  Part II Certification

Under penalties of perjury, I certify that:

(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2)
I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3)	I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. person	Date

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE "IMPORTANT TAX INFORMATION".

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE
"APPLIED FOR"
INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here	Signature of U.S. person	Date

GUIDELINES FOR CERTIFICATION OF
TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For this type of account:			Give the name and social security number of—	For this type of account:		Give the name and employer identification number of—

1.	Individual		The individual	6.	Sole proprietorship or single-member LLC	The owner(3)

2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)	7.	A valid trust, estate, or pension trust	The legal entity(4)

3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)	8.	Corporate or LLC electing corporate status on Form 8832	The corporation

4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10.	Partnership or multi-member LLC	The partnership

5.	Sole proprietorship or single-owner LLC		The owner(3)	11.	A broker or registered nominee	The broker or nominee

				12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:  If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number, apply for one immediately. To apply for a SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for a TIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1 (800) TAX-FORM, or from the IRS Web Site at www.irs.gov.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding include:

1.
An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

2.
The United States or any of its agencies or instrumentalities.

3.
A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4.
A foreign government or any of its political subdivisions, agencies or instrumentalities.

5.
An international organization or any of its agencies or instrumentalities.

Payees that may be exempt from backup withholding include:

6.
A corporation.

7.
A foreign central bank of issue.

8.
A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

9.
A futures commission merchant registered with the Commodity Futures Trading Commission.

10.
A real estate investment trust.

11.
An entity registered at all times during the tax year under the Investment Company Act of 1940.

12.
A common trust fund operated by a bank under Section 584(a).

13.
A financial institution.

14.
A middleman known in the investment community as a nominee or custodian.

15.
A trust exempt from tax under Section 664 or described in Section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

If the payment is for…	THEN the payment is exempt for…

Interest and dividend payments	All exempt recipients except for 9

Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Exempt payees should complete a substitute Form W-9 to avoid possible erroneous backup withholding.    Furnish your taxpayer identification number, check the appropriate box for your status, check the "Exempt from backup withholding" box, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate Form W-8 (in lieu of the Substitute Form W-9) and return it to the payer.

Privacy Act Notice.    Section 6109 requires you to provide your correct taxpayer identification number to payers who must file information returns with the IRS to report interest, dividends, and certain other income paid to you to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes and to cities, states, and the District of Columbia to carry out their tax laws, and may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)    Failure to Furnish Taxpayer Identification Number.    If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)    Civil Penalty for False Information with Respect to Withholding.    If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)    Criminal Penalty for Falsifying Information.    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

QuickLinks

ELECTION
Guarantee of Delivery (to be used only as to Certificates not transmitted herewith) (see Instruction 15)
Special Issuance Instructions (see Instructions 4 & 6)
Special Delivery Instructions (see Instructions 4 & 6)
INSTRUCTIONS
IMPORTANT TAX INFORMATION
Substitute Form W-9 Department of the Treasury Internal Revenue Service Payer's Request for TIN and Certification
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9